EXHIBIT 4.1

COMMON STOCK

NUMBER

COE

Columbia

EQUITY TRUST, INC.

COMMON STOCK

SHARES

THIS CERTIFICATE IS TRANSFERABLE IN THE STATES OF NEW YORK AND NORTH CAROLINA

CUSIP 197627 10 2

SEE REVERSE FOR IMPORTANT NOTICE ON TRANSFER RESTRICTIONS AND OTHER INFORMATION

INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

THIS CERTIFIES THAT

is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF

COLUMBIA EQUITY TRUST, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the charter of the Corporation (the "Charter") and the Bylaws of the Corporation and any amendments thereto.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

SECRETARY

SEAL

PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
WACHOVIA BANK, N.A.
TRANSFER AGENT AND REGISTRAR

By: ______________________
AUTHORIZED SIGNATURE

IMPORTANT NOTICE
     The Corporation will furnish to any stockholder, on request and without charge, a full statement of the information required by
Section 2-21l(b) of the Corporations and Associations Article of the Annotated Code of Maryland with respect to the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation has authority to issue and, if the Corporation is authorized to issue any preferred or special class in series, (i) the differences in the relative rights and preferences between the shares of each series to the extent set, and (ii) the authority of the Board of Directors to set such rights and preferences of subsequent series. The foregoing summary does not purport to be complete and is subject to and qualified in its entirety by reference to the charter of the Corporation (the “Charter”), a copy of which will be sent without charge to each stockholder who so requests. Such request must be made to the Secretary of the Corporation at its principal office or to the Transfer Agent.
     THE CHARTER OF THE CORPORATION PROVIDES THAT THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON BENEFICIAL AND CONSTRUCTIVE OWNERSHIP AND TRANSFER FOR THE PURPOSE, AMONG OTHERS, OF THE CORPORATION’S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE CORPORATION WILL FURNISH A FULL STATEMENT ABOUT THESE RESTRICTIONS ON TRANSFERABILITY AND OWNERSHIP TO EACH STOCKHOLDER ON REQUEST AND WITHOUT CHARGE. REQUESTS FOR SUCH INFORMATION MAY BE DIRECTED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT-	________________________________		Custodian _______________
TEN ENT	-	as tenants by the entireties		(Cust)		(Minor)
JT TEN	-	as joint tenants with right		under Uniform Gifts to Minors
of survivorship and not as tenants in common
Act __________________________________________________________
(State)
			UNIF TRF MIN ACT-	________________________________		Custodian (until age _____)
(Cust)
				________________________________		under Uniform Transfers
(Minor)
to Minors Act __________________________________________________
(State)
Additional abbreviations may also be used though not in the above list.
For Value received, __________________________________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_____________________________________________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint
___________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________	X	____________________________________________________________________________

	X	_____________________________________________________________________________
	NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
SIGNATURES GUARANTEED:

By	______________________________________________________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.